UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2017

UNITED BANCSHARES, INC.

(Exact name of Registrant as specified in its Charter)

Ohio	333-86453	34-1516518
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)
100 S. High Street, Columbus Grove, Ohio	45830-1241
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:		(419) 659-2141

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 19, 2017, United Bancshares, Inc. issued an earnings release announcing its financial results for the quarter and year ended December 31, 2016.  A copy of the earnings release (Exhibit 99.1) and unaudited financial information (Exhibit 99.2) are attached.

The information in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as otherwise stated in such filing.

Item 7.01 Regulation FD Disclosure.

On January 19, 2017, United Bancshares, Inc. issued an earnings release announcing its financial results for the quarter and year ended December 31, 2016 and that its Board of Directors increased its dividend by 9.01% compared to the prior quarter, approving a cash dividend of $0.12 per common share payable March 15, 2017 to shareholders of record at the close of business on February 28, 2017.  A copy of the release (Exhibit 99.1) and unaudited financial information (Exhibit 99.2) are attached.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.

Item 8.01 Other Events

On January 19, 2017, United Bancshares, Inc. issued a release announcing that its Board of Directors increased its dividend by 9.01% compared to the prior quarter, approving a cash dividend of $0.12 per common share payable March 15, 2017 to shareholders of record at the close of business on February 28, 2017.  A copy of the release (Exhibit 99.1) is attached.

The information in this Item 8.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Release dated January 19, 2017
99.2	Unaudited Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancshares, Inc.

Date: January 19, 2017	By: /s/ Brian D. Young
Brian D. Young President and Chief Executive Officer